FIRST OMNIBUS LOAN MODIFICATION  AND EXTENSION  AGREEMENT

THIS FIRST OMNIBUS LOAN MODIFICATION  AND EXTENSION  AGREEMENT (this "Agreement") dated as of April 23, 2024 by and between Reading Tammany Owner LLC, a Delaware limited liability company and US Development, LLC, a Nevada limited liability company (collectively, the "Borrower") and EMERALD CREEK CAPITAL 3, LLC, as administrative agent ("Administrative Agent") and Lender (as defined in the Loan Agreement).

RECITALS:

A.Pursuant to that certain Loan Agreement,  that certain Building Loan Agreement, and that certain First Amendment to the Loan Agreement, by and among Lender, Administrative Agent and Borrower, dated as of May 7, 2021, April 13, 2023, and May 13, 2022, respectively (as amended hereby and as the same may be further amended, modified, restated, supplemented, replaced or otherwise modified from time to time, collectively, the "Loan Agreement"), Lender made a loan to Borrower in the aggregate principal amount of up to $43,000,000.00 (the "Senior Loan"), and of up to $6,000,000.00 (the "Junior Loan") (collectively, the "Loan"), which Loan is evidenced by, among other things, that certain Amended, Restated and Consolidated Note in the amount of up to $43,000,000.00, dated as of May 7, 2021, and that certain Building Loan Note in the amount of up to $6,000,000.00, dated as of April 13, 2023, made by Borrower to the order of Administrative Agent for the benefit of Lender (collectively, the "Note").

B.Capitalized terms used and not defined herein have the meaning ascribed to them in the Loan Agreement.

C.The Loan is secured by, among other things, that certain Agreement of Consolidation and Modification of Mortgage, and that certain Building Loan Mortgage, Assignment of Leases and Rents and Security Agreement (collectively, the "Mortgage"), which encumbers certain property owned by Borrower known as 44-48 Union  Square  (a/k/a 44-48 Union Square East), New York, New York 10003, which is more specifically described in the Mortgage (the "Property"), and an Assignment of Leases and Rents, and Building Loan Assignment of Leases and Rents (collectively, the "Assignment of Rents").

D.The Loan Agreement, Note, Mortgage, Assignment of Rents, and the other instruments, documents and agreements that evidence and secure the Loan are  collectively referred to as the "Loan Documents".

E.The Maturity Date of the Loan is May 6, 2024.

F.Subject to terms and conditions set forth herein, Administrative Agent and Lender agree to extend the term of the Loan for a period of one year to May 6, 2025 (the "Extension").

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby covenant and agree as follows:

1.Incorporation.  The Recitals  set forth  at  the beginning  of  this  Agreement  are hereby incorporated in and made a part of this Agreement by this reference.

2.Acknowledgment of Outstanding Principal Balance; Fund . Borrower and Lender agree that as of April 23, 2024, (i) the outstanding principal balance of the Senior Loan is $43,000,000.00, (ii) the outstanding principal balance of the Junior Loan is $4,140,910.80, (iii) the remaining balance of the Senior Loan Interest Reserve Funds is $132,135.82, (iv) the remaining balance of the Junior Loan Interest Reserve Funds is $52,879.43, and (v) the remaining balance of the Tax Reserve Funds is $22,240.00.

3.Condition Precedent. This Agreement shall become effective on the date the following conditions are satisfied:

(a)Borrower shall have executed and delivered this Agreement to Administrative Agent

(b)Borrower shall have taken, or caused to be taken such other actions and executed and delivered such other documentation as may be reasonably requested by Administrative Agent or its counsel in order to give effect to this Agreement, and to perform, preserve and protect the continued priority and effectiveness of the Loan Documents, as hereby amended.

(c)Borrower shall have delivered to Administrative Agent a bring down of title for the Property showing that there have been no liens or encumbrances against the Property from and after the Closing Date, unless consented to in writing by Administrative Agent.

(d)Borrower shall submit to Administrative Agent evidence satisfactory to Lender that the Policies (as defined in the Loan Agreement) are still in full force and effect and all Insurance Premiums (as defined in the Loan Agreement) have been paid in full, so that the coverage of the Policies will extend beyond the Maturity Date.

(e)Borrower shall have deposited with Administrative Agent an additional $678,736.96 in Interest Reserve Funds into the Account for the Senior Loan, and an additional $126,323.09 in Interest Reserve Funds for the Junior Loan. Borrower acknowledges that this replenishment amount equates to the first quarterly interest reserve replenishment amount; to be followed by a second quarterly reserve replenishment, and subsequently a six-month replenishment amount.

(f)Borrower shall have deposited with Administrative Agent an additional $287,311.40 in Tax Reserve Funds into the Account.

(g)Borrower shall have paid to Administrative Agent an extension fee in the amount of $215,000.00 for the Senior Loan and $60,000.00 for the Junior Loan.

4.Modification to the Loan Agreement and Loan Documents .

(a)Section 1.1 is hereby amended as follows:

(i)    The definition of "Maturity Date" is amended and restated in its entirety to read as follows: "Maturity Date" shall mean May 6, 2025 or such other date on which the final payment of principal of the Note becomes due and payable as therein or herein provided, whether at such stated maturity date, by declaration of acceleration, or otherwise."

5.No Defenses, Counterclaims or Rights of Offset. As a material inducement to Lender and Administrative Agent to enter into this Agreement, Borrower hereby acknowledges, admits, and agrees that, as of the date of the execution and delivery of this Agreement, there exists no rights of offset, defense, counterclaims, claims, or objections in favor of Borrower against the Lender or Administrative Agent with respect to the Loan Documents, as amended to date or alternatively, that any and all such rights of offset, defenses, counterclaims, claims, or objections are hereby unconditionally and irrevocably waived and released.

6.No Other Changes or Modification.  Nothing contained in this Agreement shall (a) be deemed to cancel, extinguish, release, discharge or constitute payment or satisfaction of the Notes or to affect the obligations represented by the Notes, or (b) be deemed to impair in any manner the validity, enforceability or priority in the Loan Agreement, the Mortgage, any other Loan Document or any lien thereof.

7.Confirmation and Reaffirmation. All of the terms, covenants, conditions, waivers and consents contained in the Loan Documents shall, remain in full force and effect. The Loan Documents, as hereby amended, and the indebtedness evidenced thereby are hereby ratified and confirmed, and each and every grant, provision, covenant, condition, obligation, right and power contained therein or existing with respect thereto shall continue in full force and effect. Borrower hereby acknowledges and agrees that the Loan Documents, as amended, are enforceable against Borrower in accordance with their terms.

8.Further Assurances. Upon request of the Administrative Agent, Borrower shall make, execute, and deliver (or shall cause to be made, executed, and delivered) to Administrative Agent any and all such other documents and instruments that they may consider reasonably necessary to correct any errors in or omissions from this Agreement, or any of the Loan Documents, or to effectuate, complete, perfect, continue or preserve their respective obligations thereunder or any of the liens, security interests, grants, rights, or other interests of or in favor of Administrative Agent thereunder. Borrower shall take all such actions that Administrative Agent may reasonably request from time to time in order to accomplish and satisfy the provisions of this Agreement.

9.Miscellaneous.

(a)The caption and section headings in this Agreement are for convenience only and are not intended to define, alter, limit or enlarge in any way the scope of the meaning of this Agreement or any term or provisions set forth in this Agreement.

(b)This Agreement may be executed simultaneously in any number of counterparts and sent via facsimile (and/or electronic email/pdf) to the parties, each of which when so executed and delivered shall be taken to be an original, but such counterparts shall together constitute but one and the same document. Telefacsimile transmissions (or such electronic copies) of any executed original counterpart signature page to this Agreement and/or retransmission of such any executed telefacsimile transmission (or such electronic copies) shall be deemed to be the same as the delivery of an executed original and the parties may not claim any defect based upon the other parties' inability to produce a "hard" signature copy.

(c)This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement and obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person.

(d)This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

[Signature page follows]

IN WITNESS WHEREOF this First Omnibus Loan Modification and Extension Agreement has been duly executed and delivered as of the date set forth in the introductory paragraph hereof.

                                                         BORROWER:

Reading Tammany Owner LLC

By:_/s/ Gilbert Avanes
Name: Gilbert Avanes
Title: Authorized Signatory
US Development, LLC

By:_ /s/ Gilbert Avanes
Name: Gilbert Avanes
Title: Authorized Signatory

LENDER:

EMERALD CREEK CAPITAL 3, LLC

By: Emerald Creek Advisors LLC, its Manager

By: /s/ Mark Bahiri
Name: Mark Bahiri
Title: Managing Member

ADMINISTRATIVE AGENT:

EMERALD CREEK CAPITAL 3, LLC

By: Emerald Creek Advisors LLC, its Manager

By:/s/ Mark Bahiri
Name: Mark Bahiri
Title: Managing Member